UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 16, 2023

THE GREENBRIER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Oregon	001-13146	93-0816972
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Centerpointe Drive, Suite 200, Lake Oswego, OR	97035
(Address of principal executive offices)	(Zip Code)

(503) 684-7000

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock without par value	GBX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 16, 2023, the Board of Directors (the “Board”) of The Greenbrier Companies, Inc. (the “Company”) approved the appointment of Matthew J. Meyer, 41, to serve as the Company’s Senior Vice President, Finance and Chief Accounting Officer, effective as of the commencement of his employment with the Company on February 20, 2023. Adrian J. Downes will continue serving as Senior Vice President and Chief Financial Officer of the Company and will continue serving as the Company’s Principal Accounting Officer through the filing of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended February 28, 2023. The Board also appointed Mr. Meyer to serve as the Principal Accounting Officer of the Company effective following such filing.

Most recently, Mr. Meyer served as Chief Accounting Officer of Horizon Global Corporation, a designer, manufacturer and distributor of custom-engineered towing, trailering, cargo management and other related accessory products, from December 2019 to February 2023, and Corporate Controller from November 2018 to December 2019. Mr. Meyer served in a variety of management positions for Joyson Safety Systems, from December 2015 to November 2018, and ultimately served as corporate controller. From January 2015 to December 2015, Mr. Meyer served as director, accounting and reporting for Federal-Mogul Holdings Corporation. From September 2011 to January 2015, Mr. Meyer served in a variety of management positions of increasing responsibility, ultimately serving as compliance director for Kelly Services Inc. From January 2007 to September 2011, Mr. Meyer served in a variety of positions leading up to an audit manager position with KPMG, LLP. He is a Certified Public Accountant (active) in the State of Michigan.

There are no arrangements or understandings between Mr. Meyer and any other persons pursuant to which he was selected as the Company’s Senior Vice President, Finance and Chief Accounting Officer (Principal Accounting Officer). There are also no family relationships between Mr. Meyer and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE GREENBRIER COMPANIES, INC.

Date: February 21, 2023	By:	/s/ Martin R. Baker
Senior Vice President, Chief Legal and Compliance Officer